EXHIBIT 99.2
                                  ------------

             STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER OF CONSTELLATION BRANDS, INC. REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS


I, Thomas S. Summer, state and attest that:

(1)     To  the best of my knowledge, based upon a review of the covered reports
        of   Constellation  Brands,   Inc.  ("Constellation"),  and,  except  as
        corrected or supplemented  in  a  subsequent  covered  report:

        - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Constellation's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        - Annual Report on Form 10-K for the fiscal year ended February 28, 2002 of Constellation;

        - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Constellation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        -     any  amendments  to  any  of  the  foregoing.


/s/ Thomas S. Summer
----------------------------              Subscribed and sworn to before me this
Thomas S. Summer                          21st day of August 2002.
Executive Vice President and
Chief Financial Officer                   /s/ Kimberly Wygal
Dated:  August 21, 2002                   --------------------------------------
                                          Notary Public
                                          My Commission Expires: August 21, 2002

                                                    KIMBERLY WYGAL
                                                 Commission # 1191002
                                              Notary Public - California
                                                    Monterey County
                                            My Comm. Expires Aug 21, 2002